UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 28, 2006
FIRST BANCORP.
(Exact Name of Registrant as Specified in its Charter)

001-14793
(Commission File Number)

Puerto Rico	66-0561882
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation)	Identification No.)
1519 Ponce de Leon
San Juan, Puerto Rico 00908-0146
(Address of Principal Executive Offices)(Zip Code)
(787) 729 8200
(Registrant’s Telephone Number, including Area Code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.
As a result of the delay in the filing with the Securities and Exchange Commission (“SEC”) of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (the “2005 10-K”) and the fact that the Company was not able to hold an annual meeting of stockholders in 2006 (the “2006 Annual Meeting”), the Company has not made certain corporate governance-related disclosures required to be made in the Company’s proxy statement for the 2006 Annual Meeting or, if no proxy statement is distributed, in its 2005 10-K by Section 303A of the New York Stock Exchange (“NYSE”) Listed Company Manual as more fully discussed below. Based upon discussions with the NYSE, the Company is providing the required corporate governance disclosures through the filing of this Current Report on Form 8-K.
Section 303A of the NYSE Listed Company Manual requires NYSE-listed companies to make the following disclosures:
•	disclose the board’s evaluation of each director’s relationship with the company, whether the board has adopted categorical standards of independence, and its determination as to the independence of each director;

•	disclose any contributions made by the Company to any tax exempt organization in which any independent director serves as an executive officer if, within the preceding three years, contributions in any single fiscal year from the Company to the organization exceeded the greater of $1 million or 2% of such tax exempt organization’s consolidated gross revenues;

•	identify the non-management director who presides at all regularly scheduled executive sessions of the non-management members of the board of directors;

•	disclose a method by which interested parties may communicate directly with the presiding director or the non-management directors as a group;

•	disclose the availability of such company’s corporate governance guidelines, code of business conduct and ethics and charters for the board’s audit, compensation and corporate governance committees on its website and in print upon stockholder request;

•	disclose that (i) such company’s chief executive officer and chief financial officer have filed the certifications required by Section 302 of the Sarbanes-Oxley Act with the company’s most recently filed annual report on Form 10-K, and (ii) such company’s chief executive officer has certified to the NYSE that he is not aware of any violation of the NYSE corporate governance listing standards by the company; and

•	disclose if an audit committee member serves on the audit committees of more than three (3) public companies. The Board must determine that such simultaneous service does not impair the director’s ability to serve on the Company’s audit committee.
The Company intends to provide the disclosures set forth below in the 2005 Form 10-K, which it is diligently working to complete. On October 3, 2006, the Company announced that it had received an extension for continued listing and trading on the NYSE through April 3, 2007, subject to the NYSE’s ongoing monitoring of the Corporation’s 2005 10-K filing efforts. In addition, in the event that the Company does not complete and file its 2005 10-K with the SEC by April 3, 2007, the NYSE advised the Company that it will move forward with the initiation of suspension and delisting procedures.

Director Independence
Pursuant to the Company’s Corporate Governance Guidelines, the Company adopted an enhanced independence standard requiring that at least two-thirds of the Board of Directors qualify as independent directors under the NYSE corporate governance listing standards. The Company’s Board of Directors has also adopted Independence Standards for Directors, available on the Company’s website, www.firstbankpr.com in the First BanCorp icon at the bottom of the main page under the heading “Governance Documents.” As of December 28, 2006, the Board of Directors reviewed each of the director’s relationships with the Company and determined that all of the non-employee directors, consisting of Fernando Rodríguez Amaro, José Luis Ferrer-Canals, José Teixidor-Mendez, Richard Reiss-Huyke, Jorge L. Díaz Irizarry, José Menendez-Cortada, and Sharee Ann Umpierre-Catinchi, and, accordingly, more than two-thirds of the members of the Board of Directors, met the categorical standards under the Independence Standards for Directors and were independent directors under the NYSE corporate governance rules. Messrs. Beauchamp and Alemán, who serve as executive officers of the Company and its subsidiaries, are not independent directors.
Contributions to tax exempt organizations
The Company has made no contributions to tax exempt organizations in which any independent director served as an executive officer since January 1, 2004.
Presiding Director for Executive Sessions of Non- Management Directors
During the first quarter of 2006, the Company’s Board of Directors designated Mr. José Menendez-Cortada as Independent Lead Director of Non- Management Directors.
Communication with Non-Management Directors
In accordance with the Company’s Corporate Governance Guidelines, all stockholders and interested parties may communicate with any director, the non-management directors as a group or the Board of Directors by sending a communication to the attention of the Chairman of the Corporate Governance Committee, c/o Corporate Secretary, 1519 Ponce de Leon, San Juan, Puerto Rico 00908-0146, via email to directors@firstbankpr.com or thenetwork@firstbankpr.com or to the following toll-free Hotline telephone number1-877-888-0002.
Corporate Governance Guidelines, Code of Business Conduct and Ethics and Committee Charters
The Company’s Corporate Governance Guidelines, Code of Business Conduct and Ethics and charters for the Audit, Compensation and Corporate Governance Committees are available on the Company’s website at www.firstbankpr.com in the First BanCorp icon at the bottom of the main page under the heading “Governance Documents.” Copies of the Corporate Governance Guidelines, Code of Business Conduct and Ethics and Committee charters are also available in print to stockholders upon request, addressed to the Corporate Secretary at 1519 Ponce de Leon, San Juan, Puerto Rico 00908-0146. The Company will post on its website any amendments to the Code of Business Conduct and Ethics, or waivers to the provisions thereof for principal officers or directors.
NYSE Certifications
The certification by the CEO required by Section 303A.12(a) of the NYSE corporate governance listing standards for 2005 was submitted to the NYSE.
Audit Committee Member’s Service to Other Public Companies
No member of the Company’s Audit Committee serves on the audit committees of more than three (3) public companies as of December 27, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2006	FIRST BANCORP

	By:	/s/ Fernando Scherrer

	Name:	Fernando Scherrer
	Title:	Executive Vice President and Chief Financial Officer